UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2025

HWH International Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41254	87-3296100
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4800 Montgomery Lane, Suite 210 Bethesda, MD	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 971-3955

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	HWH	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Chief Executive Officer

On October 3, 2025, John “JT” Thatch resigned from the position of Chief Executive Officer of HWH International Inc. (the “Company”). Mr. Thatch’s resignation was not based on any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Appointment of New Chief Executive Officer

On October 3, 2025, Chan Heng Fai, the Chairman of the Board of Directors of the Company, was appointed as the Chief Executive Officer of the Company.

Mr. Chan, age 80, has served as our Chairman since October 2021 and served as our Chief Executive Officer from October 2021 to January 2024. Mr. Chan is an expert in banking and finance, with 45 years of experience in these industries. He has restructured numerous companies in various industries and countries during the past 40 years. Mr. Chan has served as a director of Alset International Limited, an SGX listed company, since May 2013, has served as its Chief Executive Officer since April 2014 and has served as its Chairman of the Board since June 2017. Mr. Chan has served as a director of Hapi Metaverse Inc. since October 2014 and as Chairman since July 2021. Mr. Chan has served as a director of Winning Catering Group, Inc. (formerly known as LiquidValue Development Inc.) since January 2017 and has served as its Chairman of the Board since December 2017. Mr. Chan has served as a director of DSS, Inc., an NYSE listed company, since January 2017 and has served as its Chairman of the Board since March 2019. Mr. Chan is the founder of Alset Inc., a Nasdaq listed company, the majority shareholder of the Company and has served as its Chairman of the Board and Chief Executive Officer since its inception in March 2018. Mr. Chan has served as director of Value Exchange International, Inc., an OTC Markets company, since December 2021. Mr. Chan has served as director of Impact BioMedical Inc., a NYSE listed company, since March 2025. Mr. Chan has served as non-executive director of True Partner Capital Holding Limited, an HKSE listed company, since June 2025.

Mr. Chan was the Executive Chairman of China Gas Holdings Limited, an HKSE listed company, an investor and operator of city gas pipeline infrastructure in China from 1997 to 2002. Mr. Chan served as director of Skywest Ltd., a public Australian airline company from 2005 to 2006. Mr. Chan was the Managing Director of SingHaiyi Group Ltd. (now known as SingHaiyi Group Pte. Ltd.), a Singapore property development company formerly listed on the SGX, from March 2003 to September 2013. Mr. Chan served as a director of Heng Fai Enterprises Limited (now known as Zensun Enterprises Limited), an HKSE listed company, an investment holding company, from September 1992 to 2015, and as the Managing Chairman from 1995 to 2015. Mr. Chan served as a director of Global Medical REIT Inc., a NYSE listed company, a healthcare facility real estate company, from December 2013 to July 2015. Mr. Chan served as a director of RSI International Systems, Inc. (now known as ARCpoint Inc.), a TSXV listed company, the developer of RoomKeyPMS, a web-based property management system, from June 2014 to February 2019. Mr. Chan served as director of Holista CollTech Ltd., an ASX listed company, from July 2013 until June 2021. Mr. Chan served as a director of OptimumBank Holdings, Inc. from June 2018 until April 2022. Mr. Chan served as a director of Sharing Services Global Corporation, an OTC Markets listed company, from April 2020 to July 2025 and served as its Chairman of the Board from July 2021 to July 2025.

Appointment of New Member of the Board of Directors

On October 3, 2025, Lim Sheng Hon Danny (Danny Lim), the Company’s Chief Operating Officer, was appointed as a member of the Company’s board of directors.

Mr. Lim, age 33, was appointed Chief Operating Officer of the Company in February 2024 and also serves as Chief Strategy Officer of the Company. Mr. Lim has served as Senior Vice President, Business Development and as Executive Director of Alset International Limited, an SGX listed company, since 2020. Mr. Lim has served as a director of Alset Inc., a Nasdaq listed company, the majority shareholder of the Company, since October 2022. Mr. Lim has served as a director of DSS, Inc., an NYSE listed company, since October 2023. Mr. Lim has served as a director of Value Exchange International Inc., an OTC Markets listed company, since December 2023.

Mr. Lim has extensive experience in business development, merger & acquisitions, corporate restructuring and strategic planning and execution. Mr. Lim manages business development efforts, focusing on corporate strategic planning, merger and acquisition and capital markets activities. Mr. Lim oversees and ensures executional efficiency, and facilitates implementation of the Group’s strategies by internal and external stakeholders. Mr. Lim liaises with corporate partners or investment prospects for potential working/investment collaborations, and operational subsidiaries locally and overseas to augment a close parent-subsidiary working relationship. Mr. Lim graduated from Singapore Nanyang Technological University with a Bachelor’s Degree with Honors in Business, specializing in Banking and Finance.

Related Party Transactions

Transactions and Relationships with Directors, Officers and 5% Stockholders

In addition to serving as the Chairman and Chief Executive Officer of the Company, Mr. Chan is also the Chairman, Chief Executive Officer and majority stockholder of Alset Inc., and the Chairman and Chief Executive Officer of Alset International Limited (a majority-owned subsidiary of Alset Inc.). Alset Inc. and Alset International Limited are collectively the Company’s majority stockholders.

Mr. Chan was previously a member of the Board of Directors of Sharing Services Global Corporation (‘SHRG”). SHRG is a related party of our Company, as our stockholders Alset Inc. and Alset International Limited, in addition to certain entities affiliated with them, are significant stockholders of SHRG, and our former Chief Executive Officer, J.T. Thatch, is also the Chief Executive Officer of SHRG.

Mr. Chan’s son Chan Tung Moe is also an officer and director of Alset Inc. and Alset International Limited.

Lim Sheng Hon Danny is also a director of Alset Inc. and an officer and director of Alset International Limited.

General and Administrative Services

The Company agreed to pay the Alset Management Group Inc. (an affiliate of Alset Inc.) a total of $10,000 per month for office space, utilities and secretarial and administrative support for up to 24 months commencing on the date the Units were first listed on the Nasdaq. Upon completion of the Business Combination the Company ceased paying these monthly fees. During the years ended December 31, 2024 and 2023, the Company recorded a charge of $0 and $120,000, respectively, to the statement of operations pursuant to the agreement.

Related Party Loans

Due To Alset Inc.

Alset Inc. made a number of short-term working capital advances to the Company for its daily operations. The amounts due to Alset Inc. at June 30, 2025, December 31, 2024 and 2023 were $459,614, $209,614 and $202,645 respectively.

On April 24, 2024, the Company entered into a Credit Facility Agreement (the “Credit Agreement”) with Alset Inc., pursuant to which Alset Inc. provided the Company a line of credit facility (the “Credit Facility”) which provides a maximum, aggregate credit line of up to $1,000,000.

Pursuant to the Credit Agreement, the Company may request an advance (each, an “Advance”) on the Credit Facility. Each Advance shall bear a simple interest rate of three percent (3%) per annum. Each Advance and all accrued but unpaid interest shall be due and payable at the first (1st) anniversary of the effective date of the Credit Agreement. The Company may at any time during the term of the Credit Agreement prepay a portion or all amounts of its indebtedness without penalty. Each Advance shall not be secured by a lien or other encumbrance on any of the Company’s assets, but shall be solely a general unsecured debt obligation of the Company. On September 24, 2024 the Company drew $300,000 from the credit line and accrued $3,164 in interest. On June 30, 2025 and December 31, 2024, $3,164 of the interest remained outstanding.

On September 24, 2024, the Company entered into a Debt Conversion Agreement with Alset Inc., pursuant to which a debt of $300,000 was converted into shares of the Company’s common stock at a price per share of $0.63 for a total of 476,190 shares.

On November 25, 2024, the Company entered into a stock purchase agreement with Alset Inc., pursuant to which Alset Inc. agreed to purchase 4,411,764 shares of the Company’s common stock for a total $3,000,000, representing a purchase price of $0.68 per share. The transaction was completed on December 3, 2024.

On December 24, 2024, the Company entered into a stock purchase agreement with Alset Inc., pursuant to which Alset Inc. agreed to purchase 1,300,000 shares of the Company’s common stock for a total of $585,000, representing a purchase price of $0.45 per share. The deal was completed on December 30, 2024. Alset Inc. is the majority shareholder of the Company.

Due to Alset International Limited

Alset International Limited is incorporated in Singapore and is a fellow subsidiary of the common parent company, Alset Inc. The amount due to Alset International Limited represent short-term working capital advances to the Company for its daily operations. The amounts due to Alset International Limited at June 30, 2025, December 31, 2024 and 2023 are $5,052,090, $5,096,047 and $1,729,901, respectively.

On September 24, 2024, the Company entered into a Debt Conversion Agreement with Alset International Limited, pursuant to which a debt of $3,501,759 was converted into shares of the Company’s common stock at a price per share of $0.63 for a total of 5,558,347 shares.

Due to Alset Business Development Pte. Limited

Alset Business Development Pte. Limited (“ABD”) is incorporated in Singapore and is a fellow subsidiary of the common parent company, Alset Inc. The amount due to ABD represents amount loaned by ABD to Hapi Cafe Inc. for the investment in Ketomei Pte. Ltd (“Ketomei”) in March 2022, and also represents amount loaned HWHPL to ABD in November 2024. The amount due from ABD at June 30, 2025 is $4,231,148, at December 31, 2024 is $4,113,701 and amount due to ABD at December 31, 2023 is $184,507.

Due to BMI Capital Partners International Limited

BMI Capital Partners International Limited (“BMI”) is incorporated in Hong Kong and is a fellow subsidiary of the common parent company, Alset Inc. The amount due to BMI represents short-term working capital advances to the Company for its daily operations. The amounts due to BMI at June 30, 2025, December 31, 2024 and 2023 are $0, $0 and $1,442, respectively.

Due from HotApp International Limited.

HotApp International Limited (“HAIL”) is incorporated in Hong Kong and is a fellow subsidiary of Alset Inc. The amount due from HAIL represents the amount HWHPL borrowed from HAIL in January 2025. The amount due from HAIL at June 30, 2025 is $250,653.

Related Party Transactions

On August 31, 2023, Hapi Café Inc. and Ketomei Pte. Ltd. entered into a binding term sheet pursuant to which HCI agreed to lend Ketomei up to $36,634 pursuant to a convertible loan, with a term of 12 months. After the initial 12 months, the interest on such loan will be 3.5%. This loan was written off upon the acquisition of Ketomei in February 2024.

On October 26, 2023, the same parties entered into another binding term sheet pursuant to which HCI agreed to lend Ketomei up to $37,876 pursuant to a non- convertible loan, with a term of 12 months. After the initial 12 months, the interest on such loan will be 3.5%. This loan was written off upon the acquisition of Ketomei in February 2024.

On February 20, 2024, the Company invested additional $312,064 for an additional 38.41% ownership interest in Ketomei by converting $312,064 of convertible loan.

On March 20, 2024, the Company entered into a securities purchase agreement with Sharing Services Global Corporation (“SHRG”), pursuant to which the Company purchased from SHRG a (i) Convertible Promissory Note (“CN 1”) in the amount of $250,000, convertible into 208,333,333 shares of SHRG’s common stock at the option of the Company, and (ii) certain warrants exercisable into 208,333,333 shares of SHRG’s common stock at an exercise price of $0.0012 per share, the exercise period of the warrant being five (5) years from the date of the securities purchase agreement, for an aggregate purchase price of $250,000.

On May 9, 2024, the Company entered into a securities purchase agreement with SHRG, pursuant to which the Company purchased from SHRG a Convertible Promissory Note (“CN 2”) in the amount of $250,000, convertible into 125,000,000 shares of SHRG’s common stock at the option of the Company for an aggregate purchase price of $250,000. CN 2 bears an 8% interest rate and has a scheduled maturity three years from the date of the CN 2. Additionally, upon signing CN 2, SHRG owed the Company a commitment fee of 8% of the principal amount, $20,000 in total, to be paid either in cash or in common stock of SHRG, at the discretion of the Company.

On June 6, 2024, the Company entered into a securities purchase agreement with SHRG, pursuant to which the Company purchased from SHRG a Convertible Promissory Note (“CN 3”) in the amount of $250,000, convertible into 125,000,000 shares of SHRG’s common stock at the option of the Company for an aggregate purchase price of $250,000. CN 3 bears an 8% interest rate and has a scheduled maturity three years from the date of the CN 3. Additionally, upon signing CN 3, SHRG owed the Company a commitment fee of 8% of the principal amount, $20,000 in total, to be paid either in cash or in common stock of SHRG, at the discretion of the Company.

On August 13, 2024, the Company entered into a securities purchase agreement with SHRG, pursuant to which the Company purchased from SHRG a Convertible Promissory Note (“CN 4”) in the amount of $100,000, convertible into 50,000,000 shares of SHRG’s common stock at the option of the Company for an aggregate purchase price of $100,000. CN 4 bears an 8% interest rate and has a scheduled maturity three years from the date of the CN 4. Additionally, upon signing CN 4, SHRG owed the Company a commitment fee of 8% of the principal amount, $8,000 in total, to be paid either in cash or in common stock of SHRG, at the discretion of the Company.

On January 15, 2025, the Company entered into a securities purchase agreement with SHRG pursuant to which the Company purchased from SHRG a Convertible Promissory Note (“CN 5”) in the amount of $150,000, convertible into 309,650 shares of SHRG’s common stock at the option of the Company for an aggregate purchase price of $150,000. CN 5 bears an 8% interest rate and has scheduled maturity on January 15, 2028, three years from the date of the CN 5.

On March 31, 2025, the Company entered into a securities purchase agreement with SHRG pursuant to which the Company purchased from SHRG a (i) Convertible Promissory Note (“CN 6”) in the amount of $150,000, convertible into 187,500 shares of SHRG’s common stock at the option of the Company, and (ii) certain warrants exercisable into 937,500 shares of SHRG’s common stock at an exercise price of $0.85 per share, the exercise period of the warrant being three (3) years from the date of the securities purchase agreement, for an aggregate purchase price of $796,875. Additionally, upon signing CN 6, SHRG owed the Company a commitment fee of 8% of the principal amount, $12,000 in total, to be paid either in cash or in common stock of SHRG, at the discretion of the Company. CN 6 bears an 8% interest rate and has scheduled maturity on March 30, 2028, three years from the date of the CN 6.

On April 21, 2025, the Company entered into a loan agreement with SHRG, under which the Company provided a loan to SHRG in the amount of $30,000. The maturity date of this loan agreement is April 21, 2026. This loan agreement bears a 10% interest rate.

On April 25, 2025, the Company entered into a loan agreement with SHRG, under which the Company provided a loan to SHRG in the amount of $250,000. The maturity date of this loan agreement is April 25, 2026. This loan agreement bears an 8% interest rate. Additionally, upon execution of the loan agreement SHRG incurred a commitment fee representing 5% of the loan principal, $12,500.

On June 27, 2025, the Company entered into a securities purchase agreement with SHRG pursuant to which the Company purchased from SHRG a Convertible Promissory Note (“CN 7”) in the amount of $60,000, convertible into 10,000,000 shares of SHRG’s common stock at the option of the Company for an aggregate purchase price of $60,000, Additionally, upon signing CN7, SHRG owed the Company a commitment fee of 8% of the principal amount $4,800 in total, to be paid either in cash or in common stock of SHRG, at the discretion of the Company. CN 7 bears an 8% interest rate and has scheduled maturity on June 26, 2028, three years from the date of the CN 7.

On September 17, 2025, the Company entered into a securities purchase agreement with SHRG, pursuant to which the Company purchased from SHRG a Convertible Promissory Note (“CN 8”) in the amount of $70,000, convertible into 11,666,667 shares of SHRG’s common stock at the option of the Company for an aggregate purchase price of $70,000. CN 8 bears an 8% interest rate and has a scheduled maturity three years from the date of the CN 8. Additionally, upon signing CN 8, SHRG owed the Company a commitment fee of 8% of the principal amount, $5,600 in total, to be paid either in cash or in common stock of SHRG, at the discretion of the Company.

Acquisition of L.E.H. Insurance Group, LLC

On November 19, 2024, the Company entered definitive agreements to acquire a controlling 60% interest in L.E.H. Insurance Group, LLC (“LEH”). The acquisition closed on February 27, 2025. This acquisition was facilitated through the purchase of shares from SHRG. SHRG sold its 60% interest in LEH to the Company, while the remaining 40% stake was retained by the original owner. Following this transaction, the original owner sold their 40% interest to SHRG.

The Company subsequently acquired the remaining 40% interest in LEH from SHRG for $40,000 cash consideration.

HapiTravel Holding Pte. Ltd.

On April 25, 2024, the Company entered into a binding term sheet through its subsidiary Health Wealth Happiness Pte. Ltd., outlining a joint venture with Chen Ziping, an experienced entrepreneur in the travel industry, and Chan Heng Fai. The planned joint venture company (referred to here as the “JVC” or “HTHPL”) will be known as HapiTravel Holding Pte. Ltd. The JVC will be initially owned as follows: (a) HWHPL will hold 19% of the shares in the JVC; (b) Mr. Chan will hold 11%; and (c) the remaining 70% of the shares in the JVC will be held by Mr. Chen.

On November 6, 2024, the Company signed a loan agreement with HTHPL in the amount of $137,658 at a rate of 5% per annum, the maturity date of which is on or before the second anniversary of the effective date.

On December 18, 2024, the Company sold Hapi Travel Pte. Ltd. (“HTPL”) to HTHPL for a consideration of $834.

As of June 30, 2025, HTHPL owed the Company a total of $171,343, which is recorded in other receivables in the financial statements. This amount is presented net of the subscription fee of $190 that the Company owed for the 19% shareholding in the JVC.

Sale of Alset F&B Holdings Pte. Ltd. shares

On September 10, 2025, Alset F&B Holdings Pte. Ltd., a subsidiary of the Company, entered into a sale and purchase agreement with Alset International Limited, pursuant to which the Alset F&B Holdings Pte. Ltd. agreed to sell 70% of the outstanding shares of its subsidiary, Alset F&B One Pte. Ltd. to Alset International Limited in exchange for S$218,941.26 Singapore Dollars (equal to approximately $170,754 U.S. Dollars). Alset F&B One operates a cafe in Singapore. It generated approximately $470,000 U.S. Dollars in revenue in 2024. Following this sale, Alset F&B Holdings Pte. Ltd. will continue to own 20% of Alset F&B One Pte. Ltd.

The sale of shares of Alset F&B One Pte. Ltd. was completed on September 10, 2025.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 8, 2025	HWH INTERNATIONAL INC.

	By:	/s/ Rongguo Wei
	Name:	Rongguo Wei
	Title:	Chief Financial Officer